Fair Value Measurements	12 Months Ended
Dec. 31, 2014
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements

The recorded values of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate their fair value based on their short-term nature. Long-term debt recorded in the Company’s Consolidated Balance Sheets at December 31, 2014 was $415.1 million. The fair value of the long-term debt was determined using the quoted price technique, based on Level 2 inputs including the yields of comparable companies with similar credit characteristics, was $414.8 million.

The Company has obligations, to be paid in cash, to the former owners of CyberCoders, if certain future financial goals are met. The fair value of this contingent consideration is determined using an expected present value technique. Expected cash flows are determined using the probability - weighted average of possible outcomes that would occur should certain financial metrics be reached. There is no market data available to use in valuing the contingent consideration, therefore, the Company developed its own assumptions related to the future financial performance of the businesses to evaluate the fair value of these liabilities. As such, the contingent consideration is classified within Level 3. The liability for contingent consideration is established at the time of the acquisition and finalized by the end of the measurement period. At the end of each quarter, the fair value of this liability is re-measured and the change in the fair value (after the measurement period) is included in SG&A expenses.

The assets and liabilities measured at fair value on a recurring basis are as follows (in thousands):

	As of December 31, 2014
	Fair Value Measurements Using			Total
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Contingent consideration to be paid in cash for the acquisitions	$—	$—	$(3,000)	$(3,000)

	As of December 31, 2013
	Fair Value Measurements Using			Total
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Contingent consideration to be paid in cash for the acquisitions	$—	$—	$(3,667)	$(3,667)

Reconciliations of liabilities measured and carried at fair value on a recurring basis with the use of significant unobservable inputs (Level 3) are as follows (in thousands):

	Year Ended December 31,
	2014	2013
Contingent consideration for acquisitions --
Balance at beginning of year	$(3,667)	$(6,737)
Additions for acquisitions	—	(3,000)
Payments on contingent consideration	691	3,425
Fair value adjustments	—	2,744
Foreign currency translation adjustment	(24)	(99)
Balance at end of year	$(3,000)	$(3,667)

Certain assets and liabilities, such as goodwill, are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (e.g., when there is evidence of impairment). For 2014 and 2013, no fair value adjustments were required for non-financial assets or liabilities.